UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2013

ORBIT INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-3936	11-1826363
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 435-8300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 24, 2013, Orbit International Corp. (“Orbit”) and its subsidiaries, Behlman Electronics, Inc., Tulip Development Laboratory, Inc. and Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems (collectively, the “Borrowers”) entered into an amendment to its Credit Agreement (“Amendment”) with People’s United Bank. The Amendment relates to that certain Credit Agreement initially executed by the Borrowers and People’s United Bank on November 8, 2012 (the “Credit Agreement”). Pursuant to the Amendment, the maturity date for the Borrowers’ committed line of credit was extended to July 1, 2015. The Amendment also permits Orbit to purchase up to $400,000, in the aggregate, of its common stock during each year beginning July 1 and ending June 30, during the term of the Amendment.

The discussion in this Item 1.01 regarding the Credit Agreement and the Amendment is qualified in its entirety by the Credit Agreement and the Amendment attached hereto as Exhibits 10.1 and 10.2 respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 21, 2013, the following proposals were submitted to the stockholders of Orbit at its annual meeting of stockholders: (i) the election of six (6) directors; (ii) the ratification of the appointment of EisnerAmper LLP as Orbit’s independent registered public accounting firm for the fiscal year 2013; (iii) the holding of a non-binding stockholder advisory vote on the compensation of named executive officers of Orbit; and (iv) the holding of a non-binding stockholder advisory vote on the frequency of holding a non-binding advisory vote on the compensation of named executive officers of Orbit.

The following are the final vote results for each proposal.

(i) Orbit’s stockholders elected each of the following six (6) directors to serve on Orbit’s Board of Directors until their successors are duly elected and qualified by the following vote:

Election of Directors	Votes For	Votes Withheld
Mitchell Binder	2,209,442	106,385
Fredric Gruder	2,197,470	118,357
Bernard Karcinell	2,030,802	285,025
Sohail Malad	2,198,070	117,757
Lawrence Rainville	2,210,963	104,864
Wayne Cadwallader	2,176,534	139,293

(ii) Orbit’s stockholders ratified the appointment of EisnerAmper LLP as Orbit’s independent registered public accounting firm for the fiscal year 2013 by the following vote:

Votes For	Votes Against	Votes Withheld
3,912,819	39,538	3,457

(iii) Orbit’s stockholders approved the compensation of the named executive officers of Orbit by the following vote:

Votes For	Votes Against	Votes Withheld
2,203,655	90,669	21,503

(iv) Orbit’s stockholders selected one year as the rate of frequency for holding a non-binding advisory vote to approve the compensation of the named executive officers of Orbit by the following vote:

Votes For One Year	Votes For Two Years	Votes For Three Years
2,120,742	17,414	145,618

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1
Credit Agreement, dated as of November 8, 2012, by and among Orbit International Corp., Behlman Electronics, Inc., Tulip Development Laboratory, Inc., Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems and People’s United Bank (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 13, 2012)

10.2
Amendment to the Credit Agreement, dated as of June 24, 2013, by and among Orbit International Corp., Behlman Electronics, Inc., Tulip Development Laboratory, Inc., Integrated Consulting Services, Inc. d/b/a Integrated Combat Systems and People’s United Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT INTERNATIONAL CORP.

Dated: June 25, 2013	By:	/s/ Mitchell Binder
Mitchell Binder
Chief Executive Officer and President